UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

INTEGRATED RAIL & RESOURCES INC.
(f/k/a Uinta Infrastructure Group Corp.)

(Exact name of registrant as specified in its charter)

Delaware	000-56805	33-1825873
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 W. MORSE BOULEVARD, SUITE 220
WINTER PARK, FL 32789

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (435) 781-1933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Series A Preferred Stock Financing

On September 25, 2026, Integrated Rail & Resources Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Huntington Oil & Gas III, LLC (“Huntington”) for the sale of 9,444 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), at $100.00 per share, for an aggregate purchase price of $944,400.

The Company and Huntington also executed a binding term sheet dated September 25, 2026 (the “Term Sheet”) relating to the same investment. The Term Sheet provides for a closing no later than October 31, 2026; conditions Huntington’s obligation to close on the concurrent purchase by Creto IRRX PIPE Investment, LLC (“Creto”) of 6,000 shares of Series A Preferred Stock for $600,000 under a separate securities purchase agreement and on the Company’s filing of a certificate of increase in Delaware before or concurrently with the closing; states that Huntington has waived all other closing conditions; and permits Huntington to terminate if the Creto purchase does not occur.

The Purchase Agreement contains representations, warranties, covenants and indemnification provisions and, subject to its limitations, permits either party to terminate if closing has not occurred by the later of October 31, 2026 and five business days after satisfaction or waiver of the conditions to that party’s obligation to close.

As of October 5, 2026, the Company had received $600,000 from Huntington, in tranches of $100,000 and $500,000, as advance payment toward the aggregate purchase price, leaving $344,400 unfunded as of that date. Under the Purchase Agreement, the closing, and the issuance of the Series A Preferred Stock, will occur on the date the full purchase price is paid. The Company intends to use the proceeds for operational purposes and to advance the development of its Vernal refinery.

The Series A Preferred Stock has the rights, preferences and privileges set forth in the Company’s existing Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, filed in Delaware on January 23, 2026 (the “Certificate of Designations”), on the same terms as the Company’s other outstanding shares of Series A Preferred Stock. These include cumulative dividends at 12% per annum, subject to increase as provided therein, a liquidation preference, conversion at the holder’s option into common stock at an initial conversion price of $10.00 per share, and redemption, voting and protective provisions, in each case subject to the adjustments and limitations in the Certificate of Designations.

At closing, Huntington must execute and deliver a joinder to the Registration Rights Agreement dated January 23, 2026, by and between the Company and Creto (the “Registration Rights Agreement”). The Purchase Agreement also requires the Company to maintain sufficient authorized common stock for conversion of the Series A Preferred Stock and affords Huntington certain information rights while its shares remain outstanding.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The offer and sale of the Series A Preferred Stock are being made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. Huntington represented that it is an accredited investor acquiring the securities for its own account and not with a view to distribution. The Series A Preferred Stock and the common stock issuable upon conversion have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01. Other Events.

Extension of Endeavor Note Maturity

As previously disclosed in the Company’s Current Report on Form 8-K filed on July 22, 2026, the Company entered into a Second Amendment to Promissory Note, effective as of June 30, 2026 (the “Second Amendment”), with Endeavor Capital Group, LLC (“Endeavor”), relating to the Company’s promissory note dated December 12, 2025 in the original principal amount of $12,000,000 (as amended, the “Note”). The Second Amendment provides for a September 30, 2026 maturity date, extended to December 31, 2026 if, on or before September 30, 2026, the Company received a debt financing commitment letter from a lender or an equity commitment letter from one or more investors and notified Endeavor thereof.

The Company received an equity commitment letter satisfying the applicable condition under the Second Amendment. Accordingly, the maturity date of the Note was extended to December 31, 2026.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is incorporated by reference as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Integrated Rail & Resources Inc., filed with the Secretary of State of the State of Delaware on January 23, 2026 (incorporated by reference to Exhibit 3.1, included as Exhibit A to Exhibit 10.1, to the Company’s Current Report on Form 8-K filed on February 20, 2026, File No. 000-56805).
10.1*	Securities Purchase Agreement, dated September 25, 2026, by and between Integrated Rail & Resources Inc. and Huntington Oil & Gas III, LLC.
10.2*	Binding Term Sheet, dated September 25, 2026, by and between Integrated Rail & Resources Inc. and Huntington Oil & Gas III, LLC.
10.3	Registration Rights Agreement, dated January 23, 2026, by and between Integrated Rail & Resources Inc. and Creto IRRX PIPE Investment, LLC (incorporated by reference to Exhibit 10.2, included as Exhibit C to Exhibit 10.1, to the Company’s Current Report on Form 8-K filed on February 20, 2026, File No. 000-56805).
10.4	Second Amendment to Promissory Note, effective as of June 30, 2026, by and between Integrated Rail & Resources Inc. and Endeavor Capital Group, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 22, 2026, File No. 000-56805).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL & RESOURCES INC. (f/k/a Uinta Infrastructure Group Corp.)

By:	/s/ Brian M. Feldott
Name:	Brian M. Feldott
Title:	Chief Executive Officer

Date: October 21, 2026

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